EXHIBIT 99.1

PRO FORMA FINANCIAL STATEMENTS

On December 9, 2010, Eastern Insurance Holdings, Inc. (“EIHI”) announced the sale of Eastern Atlantic RE (“Atlantic RE”) to an investor group advised by Dowling Advisors, Inc. (“Dowling”). Atlantic RE is a Cayman Islands reinsurance company and was part of EIHI’s run-off specialty reinsurance segment. Under the terms of the sale, Dowling purchased 100% of the outstanding stock of Atlantic RE for $2.3 million of cash. EIHI’s estimated after-tax loss as a result of the sale is $14.5 million, which includes estimated transaction expenses of $500,000 and an estimated contingent profit commission of $3.0 million. The estimated contingent profit commission is based on the adequacy of the run-off specialty reinsurance segment’s reserves for losses and loss adjustment expenses as of September 30, 2010, compared to a predetermined targeted reserve for losses and loss adjustment expenses.

The following Unaudited Pro Forma Balance Sheet and Statements of Operations give effect to the disposition of Atlantic RE. These pro forma presentations have been prepared utilizing historical financial statements and notes thereto, as well as pro forma adjustments as described in the Notes to the Unaudited Pro Forma Financial Statements.

The Unaudited Pro Forma Balance Sheet as of September 30, 2010 assumes the sale was consummated as of the balance sheet date.

The Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009, 2008 and 2007 include the results of continuing operations of EIHI assuming the sale occurred on January 1, 2007. The sale has been accounted for as a discontinued operation.

The Unaudited Pro Forma Balance Sheet and Statements of Operations are presented for illustrative purposes only and do not purport to represent what the EIHI’s results of operations or financial position would have been had the sale occurred on the dates indicated or the results of operations or financial position which may be obtained in the future. Such pro forma financial statements are qualified in their entirety by reference to, and should be read in conjunction with, the historical audited consolidated financial statements of EIHI. The pro forma financial statements should also be read in conjunction with the accompanying notes thereto.

Eastern Insurance Holdings, Inc.

Proforma Consolidated Balance Sheet - Sale of Eastern Atlantic RE

September 30, 2010

(Unaudited, dollars in thousands)

	EIHI Consolidated (a)	Eastern Atlantic RE (b)	Adjustments		EIHI Pro Forma
Assets
Investments	$229,230	$(51,380)	$—		$177,850
Cash and cash equivalents	47,625	—	2,300	(c)	49,925
Accrued investment income	1,530	—	—		1,530
Premiums receivable	40,032	3,111	—		43,143
Reinsurance recoverable on paid and unpaid losses and loss adjustment expenses	13,000	—	—		13,000
Deferred acquisition costs	8,099	—	—		8,099
Deferred income taxes, net	333	—	—		333
Federal income taxes recoverable	1,395	—	—		1,395
Intangible assets	6,484	—	—		6,484
Goodwill	10,752	—	—		10,752
Other assets	10,207	—	3,018	(d)	13,225

Total assets	$368,687	$(48,269)	$5,318		$325,736

Liabilities
Reserves for unpaid losses and loss adjustment expenses	123,342	(28,922)	—		$94,420
Unearned premium reserves	59,024	—	—		59,024
Advance premium	77	—	—		77
Accounts payable and accrued expenses	11,850	—	500	(e)	12,350
Ceded reinsurance balances payable	7,312	—	—		7,312
Segregated portfolio cell dividend payable	13,156	—	—		13,156
Loan payable	1,518	—	—		1,518

Total liabilities	216,279	(28,922)	500		187,857

Shareholder’s Equity
Series A preferred stock	—	—	—		—
Common capital stock	—	—	—		—
Unearned ESOP compensation	(4,300)	—	—		(4,300)
Additional paid-in capital	114,103	(27,069)	—		87,034
Treasury stock	(37,889)	—	—		(37,889)
Retained earnings	73,756	7,722	6,502		87,980
Accumulated other comprehensive income, net	6,738	—	(1,684	) (f)	5,054

Total shareholder’s equity	152,408	(19,347)	4,818		137,879

Total liabilities and shareholder’s equity	$368,687	$(48,269)	$5,318		$325,736

Eastern Insurance Holdings, Inc.

Proforma Statement of Operations - Sale of Eastern Atlantic RE

For the Nine Months Ended September 30, 2010

(Unaudited, dollars in thousands, except share and per share data)

	EIHI Consolidated (a)	Run-Off Specialty Reinsurance (g)	EIHI Pro Forma
Revenue
Net premiums earned	$80,041	$1	$80,040
Net investment income	3,515	998	2,517
Change in equity interest in limited partnerships	520	—	520
Net realized investment gains	2,747	1,155	1,592
Other revenue	434	—	434

Total revenue	87,257	2,154	85,103

Expenses
Losses and loss adjustment expenses incurred	57,747	2,307	55,440
Acquisition and other underwriting expenses	9,101	—	9,101
Other expenses	16,252	212	16,040
Amortization of intangibles	963	—	963
Policyholder dividend expense	732	—	732
Segregated portfolio dividend expense	(618)	—	(618)

Total expenses	84,177	2,519	81,658

Income before income taxes	3,080	(365)	3,445

Income tax expense	1,127	(2)	1,129

Net income	$1,953	$(363)	$2,316

Earnings per share data:
Basic earnings per share	0.22		0.26
Diluted earnings per share	0.22		0.26

Basic shares outstanding	8,797,417		8,797,417
Diluted shares outstanding	8,854,580		8,854,580

Eastern Insurance Holdings, Inc.

Proforma Statement of Operations - Sale of Eastern Atlantic RE

For the Nine Months Ended September 30, 2009

(Unaudited, dollars in thousands, except share and per share data)

	EIHI Consolidated (a)	Run-Off Specialty Reinsurance (g)	EIHI Pro Forma
Revenue
Net premiums earned	$74,094	$1,137	$72,957
Net investment income	4,373	686	3,687
Change in equity interest in limited partnerships	681	—	681
Net realized investment gains	(2,321)	(1,431)	(890)
Other revenue	569	—	569

Total revenue	77,396	392	77,004

Expenses
Losses and loss adjustment expenses incurred	45,385	778	44,607
Acquisition and other underwriting expenses	9,300	341	8,959
Other expenses	15,247	212	15,035
Amortization of intangibles	1,299	—	1,299
Policyholder dividend expense	241	—	241
Segregated portfolio dividend expense	434	—	434

Total expenses	71,906	1,331	70,575

Income before income taxes	5,490	(939)	6,429

Income tax expense	2,078	(4)	2,082

Net income	$3,412	$(935)	$4,347

Earnings per share data:
Basic earnings per share	0.38		0.47
Diluted earnings per share	0.37		0.47

Basic shares outstanding	8,963,740		8,963,740
Diluted shares outstanding	9,047,750		9,047,750

Eastern Insurance Holdings, Inc.

Proforma Statement of Operations - Sale of Eastern Atlantic RE

For the Year Ended December 31, 2009

(Unaudited, dollars in thousands, except share and per share data)

	EIHI Consolidated (a)	Run-Off Specialty Reinsurance (g)	EIHI Pro Forma
Revenue
Net premiums earned	$99,049	$1,133	$97,916
Net investment income	5,507	1,054	4,453
Change in equity interest in limited partnerships	1,066	—	1,066
Net realized investment gains	(2,069)	(1,230)	(839)
Other revenue	643	—	643

Total revenue	104,196	957	103,239

Expenses
Losses and loss adjustment expenses incurred	59,616	850	58,766
Acquisition and other underwriting expenses	12,794	542	12,252
Other expenses	20,619	233	20,386
Amortization of intangibles	1,732	—	1,732
Policyholder dividend expense	432	—	432
Segregated portfolio dividend expense	1,238	—	1,238

Total expenses	96,431	1,625	94,806

Income before income taxes	7,765	(668)	8,433
Income tax expense	2,497	(5)	2,502

Net income	$5,268	$(663)	$5,931

Earnings per share data:
Basic earnings per share	0.57		0.64
Diluted earnings per share	0.57		0.64

Basic shares outstanding	8,984,644		8,984,644
Diluted shares outstanding	9,051,701		9,051,701

Eastern Insurance Holdings, Inc.

Proforma Statement of Operations - Sale of Eastern Atlantic RE

For the Year Ended December 31, 2008

(Unaudited, dollars in thousands, except share and per share data)

	EIHI Consolidated (a)	Run-Off Specialty Reinsurance (g)	EIHI Pro Forma
Revenue
Net premiums earned	$99,084	$9,682	$89,402
Net investment income	7,053	1,343	5,710
Change in equity interest in limited partnerships	(3,540)	—	(3,540)
Net realized investment gains	(5,751)	(440)	(5,311)
Other revenue	853	—	853

Total revenue	97,699	10,585	87,114

Expenses
Losses and loss adjustment expenses incurred	74,744	25,027	49,717
Acquisition and other underwriting expenses	13,316	2,903	10,413
Other expenses	20,140	246	19,894
Amortization of intangibles	1,373	—	1,373
Policyholder dividend expense	551	—	551
Segregated portfolio dividend expense	2,155	—	2,155

Total expenses	112,279	28,176	84,103

Income before income taxes	(14,580)	(17,591)	3,011
Income tax expense	1,972	1,018	954

Net income	$(16,552)	$(18,609)	$2,057

Earnings per share data:
Basic earnings per share	(1.81)		0.27
Diluted earnings per share	(1.81)		0.26

Basic shares outstanding	8,954,098		8,954,098
Diluted shares outstanding	8,954,098		9,289,638

Eastern Insurance Holdings, Inc.

Proforma Statement of Operations - Sale of Eastern Atlantic RE

For the Year Ended December 31, 2007

(Unaudited, dollars in thousands, except share and per share data)

	EIHI Consolidated (a)	Run-Off Specialty Reinsurance (g)	EIHI Pro Forma
Revenue
Net premiums earned	$93,632	$14,452	$79,180
Net investment income	8,392	1,298	7,094
Change in equity interest in limited partnerships	798	—	798
Net realized investment gains	1,357	7	1,350
Other revenue	683	—	683

Total revenue	104,862	15,757	89,105

Expenses
Losses and loss adjustment expenses incurred	50,335	13,050	37,285
Acquisition and other underwriting expenses	11,500	3,932	7,568
Other expenses	17,228	241	16,987
Amortization of intangibles	1,738	—	1,738
Policyholder dividend expense	543	—	543
Segregated portfolio dividend expense	4,423	—	4,423

Total expenses	85,767	17,223	68,544

Income before income taxes	19,095	(1,466)	20,561

Income tax expense	5,514	(889)	6,403

Net income	$13,581	$(577)	$14,158

Earnings per share data:
Basic earnings per share	1.28		1.34
Diluted earnings per share	1.24		1.29

Basic shares outstanding	10,264,369		10,264,369
Diluted shares outstanding	10,604,349		10,604,349

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS (dollars in thousands)

(a)	These columns represent the historical consolidated statements of operations and consolidated balance sheet of EIHI as appropriate. The historical consolidated statements of operations reflect the results of EIHI’s continuing operations for the periods presented. The results of the group benefits insurance segment, which was sold by EIHI in June 2010, is reflected in EIHI’s historical consolidated statements of operations as discontinued operations. The historical consolidated statements of operations presented herein reflect continuing operations and, therefore, do not include the results of the group benefits insurance segment.

(b)	This column reflects the removal of the assets and liabilities that were transferred from Eastern Re, Ltd. SPC to Eastern Atlantic RE. The $3,111 reinsurance balance payable was paid subsequent to September 30, 2010, but prior to closing.

(c)	Represents cash consideration paid to EIHI for Eastern Atlantic RE.

(d)	Represents estimated contingent profit commission based on the adequacy of the September 30, 2010 loss and loss adjustment expense reserves. Under the terms of the sale agreement, EIHI will be paid a contingent commission if the loss and loss adjustment expense reserves transferred to Eastern Atlantic RE are adequate to cover the cost of the underlying claims. The determination as to whether an amount is due EIHI will occur at the earlier of 1) the extinguishment of all liabilities under the reinsurance agreements 2) ten years from the date of closing, or 3) commutation of the reinsurance agreements.

(e)	Represents accrual for estimated transaction expenses.

(f)	Represents adjustment to accumulated other comprehensive income as a result of the liquidation of the Eastern Re, Ltd. SPC investment portfolio to fund the transfer of cash to Eastern Atlantic RE.

(g)	These columns reflect the removal of the run-off specialty reinsurance segment from the EIHI historical consolidated statement of operations. Certain revenue and expense items were not eliminated from the historical consolidated statement of operations because these items will continue to be part of EIHI’s operations. These items include the change in equity interest in limited partnerships, other revenue, and certain operating expenses included in other expenses. The only operating expense that was eliminated from the historical consolidated statement of operations were the fees related to letters of credit held by Eastern Re, Ltd. SPC under the terms of the reinsurance agreement with the unaffiliated ceding company.